EXHIBIT 3(ii)
                    Union National Financial Corporation's
                             Amended By-laws.
                  (Incorporated by reference to Exhibit 3(ii)
                    to Union National Financial Corporation's
                        Registration Statement No. 333-27837
                      on Form S-8, filed with the Commission on
                   May 27, 1997) and the amendment thereto
                          dated November 14, 1998 (Incorporated
by Reference to Exhibit 3(ii) to
Union National Financial Corporation's
Annual Report on Form 10-K
 for the Year Ended December 31, 1998).